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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 21, 2001



                       Interneuron Pharmaceuticals, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



                   Delaware          000-18728        04-3047911
              ---------------------------------------------------
              (State or other       (Commission     (IRS Employer
              jurisdiction of       File Number)   Identification
              incorporation)                           Number)

                             One Ledgemont Center
                               99 Hayden Avenue
                           Lexington, Ma 02421-7966
                   ----------------------------------------
                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (781-861-8444)
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ITEM 5.  Other Events and Regulation FD Disclosure.
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     On December 21, 2001, Interneuron Pharmaceuticals, Inc. (the "Company")
closed a private placement of its Common Stock, $.001 par value per share, resulting in the issuance of a total of 3,125,000 shares of the Company's Common Stock to a group of institutional investors and their affiliates at a price of $8.00 per share, with gross proceeds to the Company of $25 million. The Company granted to the investors certain registration rights with respect to the shares of Common Stock purchased in the private placement. A copy of the Form of Stock Purchase Agreement and the press releases issued by the Company in connection with the private placement are included as exhibits to this Report on Form 8-K and are incorporated by reference into this Report.


     The exhibits hereto contain forward-looking statements that involve risks and uncertainties that could cause our actual results and financial condition to differ materially from those anticipated by the forward-looking statements. The words "believe", "expect", "anticipate", "intend", "plan", "estimate" or other expressions which are predictions of or indicate future events and trends do not relate to historical matters but identify forward-looking statements. Risks and uncertainties related to forward-looking statements are set forth in the Company's filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under "Risk Factors" and elsewhere in, or incorporated by reference into, the Company's Form 10-K for its fiscal year ended September 30, 2001, and elsewhere.



Item 7.  Financial Statements and Exhibits.
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         (a) Financial Statements of Business Acquired:  N/A

         (b) Pro Forma Financial Information: N/A

         (c) Exhibits:

Exhibit No.    Description of Exhibit
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10.124         Form of Stock Purchase Agreement dated as of December 20, 2001 between the Company and the Investors named on Schedule A attached thereto.

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99.1          Press Release issued by the Company on December 20, 2001.

99.2          Press Release issued by the Company on December 21, 2001.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNEURON PHARMACEUTICALS, INC.


Dated:  January 3, 2002                     By:

                                            /s/ Glenn L. Cooper, M.D.
                                            -------------------------
                                            Glenn L. Cooper, M.D.
                                            President, Chief Executive Officer
                                            and Chairman

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